UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2016
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THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 921-5500
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(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.	Results of Operations and Financial Condition.
On May 9, 2016, we issued a press release announcing our financial results for the first quarter period ending March 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 2.02.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Our Annual Meeting of Shareholders was held on May 4, 2016. At such meeting, 32,868,181 shares of our common stock were represented in person or by proxy, which was equal to 90.7% of the issued and outstanding shares entitled to vote at the meeting.

The matters voted upon and the final results of the vote were as follows:
PROPOSAL NO. 1
ELECTION OF DIRECTORS
The ten directors listed below were elected to one-year terms, which will expire at the 2017 Annual Meeting of Shareholders.

	Number of Shares
Nominee	For	Against	Abstain
Robert P. Carrigan	30,903,850	114,094	42,812
Cindy Christy	30,868,161	149,230	43,365
Christopher J. Coughlin	30,444,988	566,549	49,219
L. Gordon Crovitz	30,915,751	92,264	52,741
James N. Fernandez	30,770,870	245,057	44,829
Paul R. Garcia	30,844,260	171,967	44,529
Anastassia Lauterbach	30,911,924	105,407	43,425
Thomas J. Manning	30,930,969	86,335	43,452
Randall D. Mott	30,926,692	94,918	39,146
Judith A. Reinsdorf	30,867,340	164,286	29,130
There were 1,807,425 Broker Non-Votes on Proposal No. 1 relating to each director.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016 was ratified as follows: 32,459,280 voted in favor; 338,311 voted against; and 70,590 abstained.

There were no Broker Non-Votes on Proposal No. 2.

PROPOSAL NO. 3
ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION
(SAY ON PAY)

The advisory vote on executive compensation as disclosed in the proxy materials for our Annual Meeting of Shareholders was approved as follows: 27,220,002 voted in favor; 3,716,092 voted against; and 124,662 abstained.

There were 1,807,425 Broker Non-Votes on Proposal No. 3.

PROPOSAL NO. 4
RE-APPROVAL OF THE COMPANY’S COVERED EMPLOYEE INCENTIVE PLAN, AS AMENDED AND RESTATED

The Dun & Bradstreet Corporation Covered Employee Incentive Plan, as amended and restated, as disclosed in the proxy materials for our Annual Meeting of Shareholders, was approved as follows: 30,068,868 voted in favor; 913,081 voted against; and 78,807 abstained.

There were 1,807,425 Broker Non-Votes on Proposal No. 4.

Item 7.01.    Regulation FD Disclosure.

On May 9, 2016 we issued a press release reaffirming our 2016 full-year financial guidance. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated May 9, 2016 (furnished pursuant to Item 2.02 and Item 7.01).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Kristin R. Kaldor

Kristin R. Kaldor
Assistant General Counsel and
Corporate Secretary

DATE:	May 9, 2016